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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): May 1, 2003 (April 29, 2003)



                        PRINCETON NATIONAL BANCORP, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





  DELAWARE                             0-20050               36-3210283
  State or other jurisdiction          (Commission           (IRS Employer
  of Incorporation                     File Number)          Identification No.)






                   606 SOUTH MAIN STREET, PRINCETON, IL 61356
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (815) 875-4444
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Exhibits.

                           Exhibit Number

                           99.1 Press Release, dated April 29, 2003 issued by Princeton
                                                  National Bancorp, Inc.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

                  The following information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

                  On April 29, 2003, Princeton National Bancorp, Inc. issued a news release to report its financial results for the quarter ended March 31, 2003. The release is furnished as Exhibit 99.1 hereto.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PRINCETON NATIONAL BANCORP, INC.



Dated:  April 30, 2003                  /s/Tony J. Sorcic
                                        ----------------------------------------
                                        Tony J. Sorcic
                                        President and Chief Executive Officer




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                                  EXHIBIT INDEX

Exhibit Number
--------------

    99.1 Press Release, dated April 29, 2003 issued by Princeton National Bancorp, Inc.


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